Exhibit 99.4


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SABR04-NC1 A-2
1M LIBOR = 20
6M LIBOR = 20
Prepayments: 100 PPC


                          ------------------------------------------------------
                             Schedule of Available
                                    Funds and
                              Supplemental Interest     Group II Loan Cap with
                               Rate Cap Rates (Cash  the benefit of the Class A-
Period       Date                      Cap)              2 Interest Rate Cap
                          ------------------------------------------------------

         0   26-Apr-04
         1   25-May-04                 10.00                    9.79
         2   25-Jun-04                 10.00                    9.80
         3   25-Jul-04                 10.00                    9.79
         4   25-Aug-04                 10.00                    9.78
         5   25-Sep-04                 10.00                    9.78
         6   25-Oct-04                 10.00                    9.77
         7   25-Nov-04                 10.00                    9.76
         8   25-Dec-04                 10.00                    9.75
         9   25-Jan-05                 10.00                    9.75
        10   25-Feb-05                 10.00                    9.74
        11   25-Mar-05                 10.00                    9.71
        12   25-Apr-05                 10.00                    9.73
        13   25-May-05                 10.00                    9.71
        14   25-Jun-05                 10.00                    9.71
        15   25-Jul-05                 10.00                    9.69
        16   25-Aug-05                 10.00                    9.69
        17   25-Sep-05                 10.00                    9.68
        18   25-Oct-05                 10.00                    9.66
        19   25-Nov-05                 10.00                    9.66
        20   25-Dec-05                 10.00                    9.64
        21   25-Jan-06                 10.00                    9.64
        22   25-Feb-06                 10.00                    9.57
        23   25-Mar-06                 10.00                    9.51
        24   25-Apr-06                 10.00                    9.54
        25   25-May-06                 10.00                    9.51
        26   25-Jun-06                 10.00                    9.51
        27   25-Jul-06                 10.00                    9.47
        28   25-Aug-06                 10.00                    9.40
        29   25-Sep-06                 10.00                    9.38
        30   25-Oct-06                 10.00                    9.34
        31   25-Nov-06                 10.00                    9.34
        32   25-Dec-06                 10.00                    9.29
        33   25-Jan-07                 10.00                    9.27
        34   25-Feb-07                 10.00                    9.17
        35   25-Mar-07                 10.76                    9.80
        36   25-Apr-07                 10.00                    9.09
        37   25-May-07                 29.03                    9.15
        38   25-Jun-07                 12.00                    8.85
        39   25-Jul-07                 12.33                    9.15
        40   25-Aug-07                 12.64                    9.58
        41   25-Sep-07                 12.57                    9.57
        42   25-Oct-07                 12.97                    9.89
        43   25-Nov-07                 12.56                    9.57
        44   25-Dec-07                 12.97                    9.89
        45   25-Jan-08                 12.56                    9.57
        46   25-Feb-08                 13.09                   10.06
        47   25-Mar-08                 14.00                   10.75
        48   25-Apr-08                 13.09                   10.06
        49   25-May-08                 13.53                   10.39
        50   25-Jun-08                 13.09                   10.06
        51   25-Jul-08                 13.53                   10.39
        52   25-Aug-08                 13.13                   10.09
        53   25-Sep-08                 13.13                   10.09
        54   25-Oct-08                 13.56                   10.42
        55   25-Nov-08                 13.12                   10.08
        56   25-Dec-08                 13.56                   10.42
        57   25-Jan-09                 13.12                   10.08
        58   25-Feb-09                 13.15                   10.10
        59   25-Mar-09                 14.56                   11.19
        60   25-Apr-09                 13.15                   10.10
        61   25-May-09                 13.58                   10.44
        62   25-Jun-09                 13.15                   10.10
        63   25-Jul-09                 13.58                   10.43
        64   25-Aug-09                 13.14                   10.10
        65   25-Sep-09                 13.14                   10.09
        66   25-Oct-09                 13.58                   10.43
        67   25-Nov-09                 13.14                   10.09
        68   25-Dec-09                 13.58                   10.43
        69   25-Jan-10                 13.14                   10.09
        70   25-Feb-10                 13.14                   10.09
        71   25-Mar-10                 14.55                   11.17
        72   25-Apr-10                 13.14                   10.09
        73   25-May-10                 13.58                   10.42
        74   25-Jun-10                 13.14                   10.08
        75   25-Jul-10                 13.58                   10.42
        76   25-Aug-10                 13.14                   10.08
        77   25-Sep-10                 13.14                   10.08
        78   25-Oct-10                 13.57                   10.41
        79   25-Nov-10                 13.14                   10.08
        80   25-Dec-10                 13.57                   10.41
        81   25-Jan-11                 13.14                   10.08
        82   25-Feb-11                 13.14                   10.07
        83   25-Mar-11                 14.54                   11.15
        84   25-Apr-11                 13.14                   10.07
        85   25-May-11                 13.57                   10.41
        86   25-Jun-11                 13.14                   10.07
        87   25-Jul-11                 13.57                   10.41
        88   25-Aug-11                 13.13                   10.07
        89   25-Sep-11                 13.13                   10.07
        90   25-Oct-11                 13.57                   10.40
        91   25-Nov-11                 13.14                   10.07
        92   25-Dec-11                 13.57                   10.40
        93   25-Jan-12                 13.14                   10.06
        94   25-Feb-12                 13.14                   10.06
        95   25-Mar-12                 14.04                   10.76
        96   25-Apr-12                 12.97                   10.06
        97   25-May-12                 11.29                   10.40
        98   25-Jun-12                 10.95                   10.06
        99   25-Jul-12                 11.33                   10.39
       100   25-Aug-12                 10.99                   10.06
       101   25-Sep-12                 11.01                   10.06
       102   25-Oct-12                 11.40                   10.39
       103   25-Nov-12                 11.06                   10.06
       104   25-Dec-12                 11.45                   10.39
       105   25-Jan-13                 11.11                   10.06
       106   25-Feb-13                 11.13                   10.05
       107   25-Mar-13                 12.36                   11.13
       108   25-Apr-13                 11.19                   10.05
       109   25-May-13                 11.59                   10.39
       110   25-Jun-13                 11.24                   10.05
       111   25-Jul-13                 11.65                   10.39
       112   25-Aug-13                 11.30                   10.05
       113   25-Sep-13                 11.33                   10.05
       114   25-Oct-13                 11.74                   10.39
       115   25-Nov-13                 11.40                   10.05
       116   25-Dec-13                 11.81                   10.39
       117   25-Jan-14                 11.46                   10.05
       118   25-Feb-14                 11.50                   10.05
       119   25-Mar-14                 12.77                   11.13
       120   25-Apr-14                 11.57                   10.05
       121   25-May-14                 12.00                   10.38
       122   25-Jun-14                 11.65                   10.05
       123   25-Jul-14                 12.08                   10.38
       124   25-Aug-14                 11.73                   10.05
       125   25-Sep-14                 11.77                   10.05
       126   25-Oct-14                 12.21                   10.38
       127   25-Nov-14                 11.86                   10.05
       128   25-Dec-14                 12.30                   10.38
       129   25-Jan-15                 11.95                   10.05
       130   25-Feb-15                 12.00                   10.05
       131   25-Mar-15                 13.34                   11.12
       132   25-Apr-15                 12.10                   10.05
       133   25-May-15                 12.56                   10.38
       134   25-Jun-15                 12.21                   10.05
       135   25-Jul-15                 12.67                   10.38
       136   25-Aug-15                 12.32                   10.05
       137   25-Sep-15                 12.38                   10.05
       138   25-Oct-15                 12.85                   10.38
       139   25-Nov-15                 12.50                   10.05
       140   25-Dec-15                 12.98                   10.38
       141   25-Jan-16                 12.63                   10.05
       142   25-Feb-16                 12.69                   10.05
       143   25-Mar-16                 13.64                   10.74
       144   25-Apr-16                 12.83                   10.05
       145   25-May-16                 13.33                   10.38
       146   25-Jun-16                 12.98                   10.05
       147   25-Jul-16                 13.49                   10.39
       148   25-Aug-16                 13.13                   10.05
       149   25-Sep-16                 13.21                   10.05
       150   25-Oct-16                 13.74                   10.39
       151   25-Nov-16                 13.38                   10.05
       152   25-Dec-16                 13.92                   10.39
       153   25-Jan-17                 13.56                   10.05
       154   25-Feb-17                 13.65                   10.05
       155   25-Mar-17                 15.22                   11.13
       156   25-Apr-17                 13.84                   10.06
       157   25-May-17                 14.40                   10.39
       158   25-Jun-17                 14.04                   10.06
       159   25-Jul-17                 14.62                   10.39
       160   25-Aug-17                 14.26                   10.06
       161   25-Sep-17                 14.37                   10.06
       162   25-Oct-17                 14.97                   10.40
       163   25-Nov-17                 14.60                   10.06
       164   25-Dec-17                 15.21                   10.40
       165   25-Jan-18                 14.85                   10.06
       166   25-Feb-18                 14.97                   10.07
       167   25-Mar-18                 16.72                   11.15
       168   25-Apr-18                 15.24                   10.07
       169   25-May-18                 15.89                   10.41
       170   25-Jun-18                 15.52                   10.07
       171   25-Jul-18                 16.19                   10.41
       172   25-Aug-18                 15.82                   10.07
       173   25-Sep-18                 15.98                   10.08
       174   25-Oct-18                 16.67                   10.41
       175   25-Nov-18                 16.30                   10.08
       176   25-Dec-18                 17.02                   10.41
       177   25-Jan-19                 16.64                   10.08
       178   25-Feb-19                 16.82                   10.08
       179   25-Mar-19                 18.86                   11.16
       180   25-Apr-19                 17.34                   10.08
       181   25-May-19                 18.24                   10.41
       182   25-Jun-19                 18.00                   10.08
       183   25-Jul-19                 18.97                   10.41
       184   25-Aug-19                 18.74                   10.08
       185   25-Sep-19                 19.15                   10.08
       186   25-Oct-19                 20.25                   10.41
       187   25-Nov-19                 20.07                   10.08
       188   25-Dec-19                 21.27                   10.41
       189   25-Jan-20                 21.14                   10.08
       190   25-Feb-20                 21.74                   10.08
       191   25-Mar-20                 23.94                   10.77
       192   25-Apr-20                 23.10                   10.07
       193   25-May-20                 24.67                   10.41
       194   25-Jun-20                 24.73                   10.07
       195   25-Jul-20                 26.53                   10.41
       196   25-Aug-20                 26.72                   10.08
       197   25-Sep-20                 27.88                   10.08
       198   25-Oct-20                 30.15                   10.41
       199   25-Nov-20                 30.64                   10.08
       200   25-Dec-20                 33.39                   10.41
       201   25-Jan-21                 34.22                   10.08
       202   25-Feb-21                 36.43                   10.08
       203   25-Mar-21                 43.19                   11.16
       204   25-Apr-21                 42.07                   10.08
       205   25-May-21                 47.28                   10.41
       206   25-Jun-21                 47.18                   10.08
       207   25-Jul-21                 53.43                   10.41
       208   25-Aug-21                 57.48                   10.08
       209   25-Sep-21                 64.95                   10.08
       210   25-Oct-21                 77.46                   10.42
       211   25-Nov-21                 89.08                   10.08
       212   25-Dec-21                114.19                   10.42
       213   25-Jan-22                146.82                   10.08
       214   25-Feb-22                221.83                   10.08
       215   25-Mar-22       *                                 11.16

                             *Period 215 the A-2 Balance
                             is $128,038 and is paid
                             Interest $68,981